The Zweig Total Return Fund, Inc.

Quarterly Report

March 31, 2016

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% (effective with the April dividend declaration, this rate was revised to 10%) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund estimates that it distributed more than its income and net realized capital gains in the fiscal year to date. Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2016 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Total Return Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the three months ended March 31, 2016.

For the reporting period, the fund’s net asset value (NAV) increased 0.34%, including $0.233 in reinvested distributions. During the same period, the Fund’s benchmark index, a composite consisting of equal parts of the S&P 500® Index(1) and the Barclays U.S. Government Bond Index,(2) increased 2.35%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 1.35% for the S&P 500® Index and a 3.12% gain for the Barclays U.S. Government Bond Index. Over the period the fund’s average asset allocation was approximately 69% in equities, 22% in fixed income, and 9% in cash.

On behalf of the investment professionals at Zweig Advisers, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact customer service at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

Chairman, President and

Chief Executive Officer

The Zweig Total Return Fund, Inc.

April 2016

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

(1)	The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
(2)	The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

MESSAGE TO SHAREHOLDERS (Continued)

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

MARCH 31, 2016 (Unaudited)

Asset Allocation as of March 31, 2016

The following table illustrates asset allocations within certain sectors as a percentage of total investments net of securities sold short.
Common Stocks	70%
U.S. Government Securities	15
Corporate Bonds	11
Other (including Short-Term)	4

Total	100%

($ reported in thousands)

	Par	Value
INVESTMENTS
U.S. GOVERNMENT SECURITY—13.6%
U.S. Treasury Inflation Indexed Bonds
2.375%, 1/15/17(3)	$31,000	$37,530
0.375%, 7/15/25(3)	10,000	10,210
United States Treasury Note/Bond 2.250%, 11/15/25	10,000	10,412
TOTAL U.S. GOVERNMENT SECURITY (Identified Cost $53,746)		58,152
CORPORATE BONDS AND NOTES—9.8%
Consumer Discretionary—2.0%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,534	3,585
Historic TW, Inc. 6.625%, 5/15/29	2,000	2,425
Time Warner, Inc. 2.100%, 6/1/19	1,500	1,513
Viacom, Inc. 5.500%, 5/15/33	1,000	1,053

		8,576

Consumer Staples—1.0%
Anheuser-Busch Inbev Worldwide, Inc. 7.750%, 1/15/19	1,500	1,748

	Par	Value
Consumer Staples (continued)
Kroger Co/The 7.700%, 6/1/29	$2,000	$2,680

		4,428

Energy—0.5%
Chevron Corp. 3.191%, 6/24/23	2,000	2,063

		2,063

Financials—1.5%
Ford Motor Credit Co. LLC 5.000%, 5/15/18	2,000	2,112
General Electric Capital Corp. 3.150%, 9/7/22	2,000	2,133
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	2,000	2,309

		6,554

Industrials—3.3%
Burlington Northern Santa Fe LLC 3.450%, 9/15/21	1,000	1,070
CSX Corp. 6.250%, 3/15/18	4,000	4,356
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	4,814	5,331
9.000%, 8/15/21	1,000	1,264

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

($ reported in thousands)

	Par	Value
Industrials (continued)
Parker-Hannifin Corp.
3.300%, 11/21/24	$1,000	$1,052
5.500%, 5/15/18	1,000	1,090

		14,163

Materials—0.9%
Du Pont (E.I.) de Nemours & Co. 2.800%, 2/15/23	2,000	2,009
Monsanto Co. 5.500%, 8/15/25	1,401	1,607

		3,616

Telecommunication Services—0.6%
Verizon Communications, Inc. 5.150%, 9/15/23	2,000	2,309

		2,309
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $39,670)		41,709
	Number of Shares
COMMON STOCKS—70.9%
Consumer Discretionary—9.1%
Five Below, Inc.(2)	96,000	3,969
General Motors Co.	84,000	2,640
Goodyear Tire & Rubber Co. (The)	157,000	5,178
Home Depot, Inc. (The)(4)	40,000	5,337
McDonald’s Corp.	52,000	6,535
Mohawk Industries, Inc.(2)	17,000	3,245
Target Corp.	81,000	6,665
Time Warner, Inc.	72,000	5,224

		38,793

Consumer Staples—6.9%
Altria Group, Inc.(4)	52,000	3,258
Archer-Daniels-Midland Co.	186,000	6,754
Kroger Co. (The)	120,000	4,590
PepsiCo, Inc.	66,000	6,764
Procter & Gamble Co. (The)	40,000	3,292

	Number of Shares	Value
Consumer Staples (continued)
Wal-Mart Stores, Inc.	73,000	$5,000

		29,658

Energy—3.0%
Chevron Corp.(4)	32,000	3,053
Columbia Pipeline Partners LP	210,000	3,066
Schlumberger Ltd.	52,000	3,835
TOTAL SA Sponsored ADR	60,000	2,725

		12,679

Financials—10.2%
BlackRock, Inc.	14,900	5,075
Goldman Sachs Group, Inc. (The)	31,000	4,866
JPMorgan Chase & Co.	80,000	4,738
Lincoln National Corp.	123,000	4,822
Progressive Corp. (The)	150,000	5,271
Prudential Financial, Inc.	70,000	5,055
Royal Bank of Canada	52,000	2,993
UBS Group AG(2)	312,000	4,998
Wells Fargo & Co.	115,000	5,561

		43,379

Health Care—8.6%
Abbott Laboratories	120,000	5,019
Becton, Dickinson & Co.	35,000	5,314
Biogen, Inc.(2)	11,800	3,072
Gilead Sciences, Inc.	47,000	4,317
GlaxoSmithKline plc Sponsored ADR(4)	72,000	2,920
HCA Holdings, Inc.(2)	41,000	3,200
Johnson & Johnson	46,000	4,977
Pfizer, Inc.	90,000	2,668
UnitedHealth Group, Inc.	41,000	5,285

		36,772

Industrials—10.5%
Alaska Air Group, Inc.	63,000	5,167
Boeing Co. (The)	39,000	4,951
Danaher Corp.	41,000	3,889
Emerson Electric Co.	149,000	8,103
General Dynamics Corp.	38,000	4,992
General Electric Co.(4)	101,000	3,211
Southwest Airlines Co.	87,000	3,898

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

($ reported in thousands)

	Number of Shares	Value
Industrials (continued)
United Parcel Service, Inc. Class B	51,000	$5,379
W.W. Grainger, Inc.	23,200	5,415

		45,005

Information Technology—15.4%
Alibaba Group Holding Ltd. Sponsored ADR(2)	43,000	3,398
Alphabet, Inc. Class C(2)	4,913	3,660
Analog Devices, Inc.	106,000	6,274
Apple, Inc.	50,000	5,450
Canon, Inc. Sponsored ADR(4)	98,000	2,922
Cisco Systems, Inc.	262,000	7,459
Facebook, Inc. Class A(2)	29,000	3,309
MasterCard, Inc. Class A	45,000	4,253
Microsoft Corp.	94,000	5,192
Paychex, Inc.	134,000	7,237
QUALCOMM, Inc.	151,000	7,722
salesforce.com, Inc.(2)	46,000	3,396
Xilinx, Inc.	114,000	5,407

		65,679

Materials—2.0%
Alcoa, Inc.	582,000	5,575
Dow Chemical Co. (The)(4)	58,000	2,950

		8,525

Telecommunication Services—3.5%
AT&T, Inc.(4)	91,000	3,564
Verizon Communications, Inc.	160,000	8,653
Vodafone Group plc Sponsored ADR	92,000	2,949

		15,166

Utilities—1.7%
Duke Energy Corp.(4)	44,000	3,550
Southern Co.	68,000	3,517

		7,067
TOTAL COMMON STOCKS (Identified Cost $269,540)		302,723

	Number of Shares	Value
CLOSED END FUND—0.4%
Templeton Dragon Fund, Inc.(5)	99,000	$1,695
TOTAL CLOSED END FUND (Identified Cost $1,585)		1,695
EXCHANGE-TRADED FUNDS—0.4%
Market Vectors Gold Miners(5)	77,000	1,538
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,264)		1,538
TOTAL LONG TERM INVESTMENTS—95.3%
(Identified Cost $365,805)		405,817
SHORT-TERM INVESTMENT—2.3%
Money Market Mutual Fund—2.3%
Fidelity Money Market Portfolio—Institutional Shares (seven-day effective yield 0.390%)(5)	9,767,847	9,768
TOTAL SHORT-TERM INVESTMENT (Identified Cost $9,768)		9,768
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Identified Cost $375,573)—97.6%		415,585 (1)
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT—(7.3)%
Consumer Discretionary—1.6%
CarMax, Inc.(2)	(26,000)	(1,329)
L Brands, Inc.	(14,000)	(1,229)
Sony Corp. Sponsored ADR	(110,000)	(2,829)
Tractor Supply Co.	(15,000)	(1,357)

		(6,744)

Energy—0.3%
Anadarko Petroleum Corp.	(30,000)	(1,397)

		(1,397)

Financials—1.0%
Ally Financial, Inc.(2)	(74,000)	(1,385)
Citigroup, Inc.	(32,000)	(1,336)

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

($ reported in thousands)

	Number of Shares	Value
Financials (continued)
Realogy Holdings Corp.(2)	(39,000)	$(1,409)

		(4,130)

Health Care—2.2%
Amgen, Inc.	(8,000)	(1,199)
Boston Scientific Corp.(2)	(74,000)	(1,392)
Laboratory Corporation of America Holdings(2)	(12,000)	(1,406)
PerkinElmer, Inc.	(28,000)	(1,385)
Regeneron Pharmaceuticals, Inc.(2)	(7,500)	(2,703)
Thermo Fisher Scientific, Inc.	(9,000)	(1,274)

		(9,359)

Industrials—1.0%
Middleby Corp. (THE)(2)	(27,000)	(2,883)
TransDigm Group, Inc.(2)	(6,100)	(1,344)

		(4,227)

Information Technology—1.2%
CoStar Group, Inc.(2)	(7,000)	(1,317)
NetApp, Inc.	(49,000)	(1,337)
Teradata Corp.(2)	(50,000)	(1,312)
Yahoo!, Inc.(2)	(39,000)	(1,436)

		(5,402)
TOTAL COMMON STOCKS SOLD SHORT
(Proceeds $30,320)		(31,259)
TOTAL SECURITIES SOLD SHORT (Proceeds $30,320)—(7.3)%		(31,259	)(1)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT (Identified Cost $345,253)—90.0%		384,326
Other Assets and Liabilities, Net—10%		42,772

Net Assets—100%		$427,098

(1)	Federal Income Tax Information: For tax information at March 31, 2016, see Note 4 Federal Income Tax Information in the Notes to Schedules of Investments.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	All or a portion of the security segregated as collateral for securities sold short.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
United States	93%
United Kingdom	1
Bermuda	1
Canada	1
China	1
Japan	1
Switzerland	1
Other	1
Total	100%
† % of total investments net of securities sold short as of March 31, 2016

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2016 (See Security Valuation Note 1A in the Notes to Schedules of Investments):

	Total Value at March 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities	$58,152	$—	$58,152
Corporate Bonds And Notes	41,709	—	41,709
Equity Securities:
Common Stocks	302,723	302,723	—
Closed End Fund	1,695	1,695	—
Exchange-Traded Fund	1,538	1,538	—
Short-Term Investment	9,768	9,768	—

Total Investments before Securities Sold Short	$415,585	$315,724	$99,861

Liabilities:
Common Stock Sold Short	(31,259)	(31,259)	—

Total Liabilities	$(31,259)	$(31,259)	$—

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at March 31, 2016.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

MARCH 31, 2016 (Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2015		$431,263		$13.56
Net investment income*	$1,185		$0.04
Net realized and unrealized gain on investments	(518)		(0.02)
Dividends from net investment income and distributions from net long-term and short-term capital gains**	(4,832)		(0.15)
Capital shares transactions—Common shares repurchased	—		—

Net increase (decrease) in net assets/net asset value		(4,165)		(0.13)

End of period: March 31, 2016		$427,098		$13.43

*	Computed using average shares outstanding.
**	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of March 31, 2016, we estimate that 9.8% of distributions will represent net investment income, and 90.2% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan.

See notes to schedule of investments and securities sold short

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

MARCH 31, 2016 (Unaudited)

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly internal fair valuations are reviewed and ratified by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities)

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

C.	Foreign Currency Translation:

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

Note 2. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

Note 3. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

MARCH 31, 2016 (Unaudited)

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 4. Federal Income Tax Information

($ reported in thousands)

At March 31, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$378,646	$49,136	$(12,197)	$36,939
Securities sold short	(30,320)	116	(1,055)	(939)

Note 5. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there the following subsequent events that require recognition or disclosure in these financial statements.

On April 1, 2016, the Board of Directors announced that the Fund has approved an increase in the annualized distribution rate to 10% of the Fund’s net asset value.

On May 26, 2016, the Fund’s tender offer for 4,768,925.10 shares expired. On May 27, 2016, the Fund announced preliminary results of the tender offer, whereby, approximately 14,054,807 shares were tendered at 98% of net asset value as of May 26, 2016, which is equal to $12.96 per share. Based on this preliminary information, the pro-ration for each tendering stockholder is estimated to be 33.9 percentage of the shares properly tendered. Final results will be announced on June 3, 2016.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

DIRECTORS AND OFFICERS

George R. Aylward, Chairman, President, and Chief Executive Officer

James B. Rogers, Jr., Director

Christopher Ruddy, Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Total Return Fund, Inc.,

please contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q1-16